UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2018

VILLAGE BANK AND TRUST FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-50765 (Commission File Number)	16-1694602 (IRS Employer Identification No.)

13319 Midlothian Turnpike Midlothian, Virginia (Address of Principal Executive Offices)	23113 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (804) 897-3900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 27, 2018, Devon M. Henry was appointed to the boards of directors of Village Bank and Trust Financial Corp. (the “Company”) and its wholly-owned bank subsidiary, Village Bank (the “Bank”). Mr. Henry is CEO and President of Team Henry Enterprises, LLC. Team Henry is a multi-discipline contracting and logistics firm headquartered in Newport News, Virginia, with offices in Richmond, Virginia, Raleigh, North Carolina and Miami, Florida. In 2014, Team Henry Enterprises was recognized in Fortune Magazine, ranking 12th on The 100 List of fastest growing inner city companies in the country. Mr. Henry will bring valuable business experience to the board as a business owner and entrepreneur. His substantial network of business and personal relationships will help the Company grow and achieve its strategic goals. Mr. Henry is active in the community and speaks at several local universities about entrepreneurship and S.T.E.M. initiatives. He serves on several boards and committees to include the Board of Visitors for Norfolk State University, Eastern Regional Director for Phi Beta Sigma Fraternity, Board of Directors for Venture Richmond, Transportation DBE Advisory Committee, March of Dimes and Metropolitan Business League. Mr. Henry will serve on the Credit Risk Management Committee of the board of directors of the Bank. He will be compensated in the same manner as other directors of the Company and the Bank.

Effective March 31, 2018, O. Woodland Hogg, Jr. will retire from the boards of directors of the Company, the Bank, and Village Bank Mortgage Corporation, a wholly-owned subsidiary of the Bank. Mr. Hogg has been a director since 2008 when River City Bank merged with the Bank. He formerly served as a director of River City Bank. Mr. Hogg’s retirement is not the result of any disagreement on matters relating to Company’s operations, policies or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VILLAGE BANK AND TRUST FINANCIAL CORP.
(Registrant)

Date: March 27, 2018	By:	/s/ C. Harril Whitehurst, Jr.
C. Harril Whitehurst, Jr.
Executive Vice President and CFO

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